OPTIMUM FUND TRUST

Optimum Fixed Income Fund (the "Fund")

Supplement to the Fund's Statement of Additional Information
dated July 27, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Portfolio Managers – A. Other accounts Managed – Optimum Fixed Income Fund – The Manager":

Optimum Fixed Income Fund

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
Paul Grillo
Registered Investment Companies	11	$19.0 billion	0	$0
Other Pooled Investment Vehicles	8	$1.2 billion	0	$0
Other Accounts	5	$766.3 million	0	$0
Roger A. Early
Registered Investment Companies	13	$20.9 billion	0	$0
Other Pooled Investment Vehicles	3	$689.0 million	0	$0
Other Accounts	45	$6.8 billion	0	$0
J. David Hillmeyer
Registered Investment Companies	10	$18.5 billion	0	$0
Other Pooled Investment Vehicles	4	$552.1 million	0	$0
Other Accounts	11	$4.4 billion	1	$1.7 billion
Brian C. McDonnell
Registered Investment Companies	7	$11.7 billion	0	$0
Other Pooled Investment Vehicles	10	$1.3 billion	0	$0
Other Accounts	53	$6.0 billion	0	$0
Adam Brown
Registered Investment Companies	14	$17.6 billion	0	$0
Other Pooled Investment Vehicles	3	$326.2 million	0	$0
Other Accounts	3	$839.2 million	0	$0
John P. McCarthy
Registered Investment Companies	15	$19.4 billion	0	$0
Other Pooled Investment Vehicles	2	$318.3 million	0	$0
Other Accounts	3	$839.2 million	0	$0

Please keep this Supplement for future reference.

This Supplement is dated January 23, 2019.